Exhibit 10.1

DUKE REALTY CORPORATION

and

DUKE REALTY LIMITED PARTNERSHIP

REGISTRATION RIGHTS AGREEMENT

November 22, 2006

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of November 22, 2006, by and among Duke Realty Limited Partnership, an Indiana limited partnership (the “Issuer”), Duke Realty Corporation, an Indiana corporation (the “Company”), and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and UBS Securities LLC, as representatives (the “Representatives”) of the initial purchasers (collectively, the “Initial Purchasers”) pursuant to that certain Purchase Agreement, dated November 16, 2006 (the “Purchase Agreement”), among the Issuer, the Company and the Initial Purchasers.

In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.  The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement.

The Company and the Issuer agree with the Initial Purchasers (i) for their benefit as Initial Purchasers and (ii) for the benefit of the beneficial owners (including the Initial Purchasers) from time to time of the Notes and the Covered Securities (as defined herein) (each of the foregoing a “Holder” and, together, the “Holders”), as follows:

1.             Definitions.  Capitalized terms used herein without definition shall have the respective meanings set forth in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

(a)           “additional interest” has the meaning set forth in Section 2(e) hereof.

(b)           “Additional Interest Accrual Period” has the meaning set forth in Section 2(e) hereof.

(c)           “Additional Interest Amount” has the meaning set forth in Section 2(e) hereof.

(d)           “Additional Interest Payment Date” means each June 1 and December 1 of each year.

(e)           “Affiliate” means, with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.

(f)            “Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.

(g)           “Applicable Exchange Rate” has the meaning ascribed to it in the Indenture.

(h)           “Applicable Observation Period” has the meaning set forth in the Indenture.

(i)            “Automatic Shelf Registration Statement” has the meaning ascribed to it in Rule 405.

(j)            “Business Day” means each day on which the New York Stock Exchange is open for trading.

(k)           “Claim” has the meaning set forth in Section 9(o) hereof.

(l)            “Common Stock” means the shares of common stock, $0.01 par value per share, of the Company and any other shares of capital stock as may constitute “Common Stock” for purposes of the Indenture, deliverable upon exchange of the Notes.

(m)          “Covered Security” has the meaning set forth in Section 1(ss) hereof.

(n)           “Designated Event Repurchase Date” has the meaning ascribed to it in the Indenture.

(o)           “Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.

(p)           “Effectiveness Period” means a period that begins as of the date the Initial Shelf Registration Statement becomes effective under the Securities Act and terminates (subject to extension pursuant to Section 3(k) hereof) when there are no Registrable Securities outstanding.

(q)           “Event” has the meaning set forth in Section 2(e) hereof.

(r)            “Event Date” has the meaning set forth in Section 2(e) hereof.

(s)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

(t)            “Exchange Price” has the meaning ascribed to it in the Indenture.

(u)           “Filing Deadline Date” has the meaning set forth in Section 2(a) hereof.

(v)           “Form S-1” means Form S-1 under the Securities Act.

(w)          “Form S-3” means Form S-3 under the Securities Act.

(x)            “Holder” has the meaning set forth in the preamble hereto.

(y)           “Holder Information” has the meaning set forth in Section 6(b) hereof.

(z)            “Indemnified Party” has the meaning set forth in Section 6(c) hereof.

(aa)         “Indemnifying Party” has the meaning set forth in Section 6(c) hereof.

(bb)         “Indenture” means the Indenture, dated as of November 22, 2006, among the Company, the Issuer and the Trustee, pursuant to which the Notes are being issued.

(cc)         “Initial Purchasers” has the meaning set forth in the preamble hereto.

(dd)         “Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

(ee)         “Issue Date” means November 22, 2006.

(ff)           “Managing Underwriters” has the meaning set forth in Section 8(a) hereof.

(gg)         “Material Event” has the meaning set forth in Section 3(k) hereof.

(hh)         “NASD Rules” has the meaning set forth in Section 3(t) hereof.

(ii)           “Notes” means the 3.75% Exchangeable Senior Notes due 2011 of the Issuer to be purchased pursuant to the Purchase Agreement.

(jj)           “Notice and Questionnaire” means a written questionnaire containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to the offering memorandum, dated November 16, 2006, relating to the offering of the Notes.

(kk)         “Notice Holder” means, on a given date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date, provided not all of such Holder’s Registrable Securities that have been registered for resale pursuant to a Notice and Questionnaire have been sold in accordance with a Shelf Registration Statement.

(ll)           “Proceeding” has the meaning set forth in Section 6(c) hereof.

(mm)       “Prospectus” means each prospectus relating to any Shelf Registration Statement, including all supplements and amendments to such prospectus, in each case in the form furnished pursuant to this Agreement by the Company to Holders or filed by the Company with the SEC pursuant to Rule 424 or as part of such Shelf Registration Statement, as the case may be, and in each case including all materials, if any, incorporated by reference or deemed to be incorporated by reference in such prospectus.

(nn)         “Purchase Agreement” has the meaning set forth in the preamble hereof.

(oo)         “Record Date” means, (i) May 15, with respect to an Additional Interest Payment Date that occurs on June 1 and (ii) November 15, with respect to an Additional Interest Payment Date that occurs on December 1.

(pp)         “Record Holder” means, with respect to an Additional Interest Payment Date relating to the Notes for which any Additional Interest Amount has accrued, a Holder of Notes that was the holder of record of such Notes at the close of business on the Record Date relating to such Additional Interest Payment Date.

(qq)         “Redemption” means the redemption of the Notes pursuant to Section 3.01 of the Indenture.

(rr)           “Redemption Date” has the meaning ascribed to it in the Indenture.

(ss)         “Registrable Securities” means the Common Stock deliverable by the Issuer upon exchange for the Notes pursuant to the terms of the Indenture, and any securities into or for which such Common Stock has been converted or exchanged, and any security issued with respect thereto upon any stock dividend, split or similar event (each of the foregoing, a “Covered Security”) until, in the case of any such security, the earliest of:

(i)            the date on which such security has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement relating thereto;

(ii)           the date on which such security may be resold without restriction pursuant to Rule 144(k) or any successor provision thereto;

(iii)          the date on which such security has been publicly sold pursuant to Rule 144 or any successor provision thereto; or

(iv)          the date on which such security ceases to be outstanding.

(tt)           “Registration Expenses” has the meaning set forth in Section 5 hereof.

(uu)         “Registration Statement” means each registration statement, under the Securities Act, of the Company that covers any of the Registrable Securities pursuant to this Agreement, including amendments and supplements to such registration statement and including all post-effective amendments to, all exhibits of, and all materials incorporated by reference or deemed to be incorporated by reference in, such registration statement, amendment or supplement.

(vv)         “Repurchase Upon Designated Event” means a repurchase of the Notes pursuant to Section 3.05 of the Indenture.

(ww)       “Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(xx)          “Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(yy)         “Rule 405” means Rule 405 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(zz)          “Rule 415” means Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(aaa)       “Rule 424” means Rule 424 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(bbb)      “Rule 430B” means Rule 430B under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(ccc)       “Rule 456” means Rule 456 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(ddd)      “Rule 457” means Rule 457 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

(eee)       “SEC” means the Securities and Exchange Commission.

(fff)         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

(ggg)      “Shelf Registration Statement” means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

(hhh)      “Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

(iii)          “Subsequent Shelf Registration Statement Effectiveness Deadline Date” has the meaning set forth in Section 2(d) hereof.

(jjj)          “Suspension Notice” has the meaning set forth in Section 3(k) hereof.

(kkk)       “Suspension Period” has the meaning set forth in Section 3(k) hereof.

(lll)          “Trading Day” has the meaning set forth in the Indenture.

(mmm)    “Trustee” means The Bank of New York Trust Company, N.A., the trustee under the Indenture.

(nnn)      “Well-Known Seasoned Issuer” has the meaning ascribed to it in Rule 405.

2.             Shelf Registration.

(a)           The Company shall prepare and file, or cause to be prepared and filed, with the SEC, as soon as practicable but in any event by the date (the “Filing Deadline Date”) that is ninety (90) days after the Issue Date, a Registration Statement (the “Initial Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by Holders thereof of all of the Registrable Securities (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering the resale from time to time by Notice Holders of their Registrable Securities).  The Initial Shelf Registration Statement shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.  In no event shall the Initial Shelf Registration Statement be filed with the SEC prior to completion of the offering of the Notes contemplated by the Purchase Agreement.  If the Initial Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement to become effective under the Securities Act as promptly as practicable but in any event by the date (the “Effectiveness Deadline Date”) that is one hundred eighty (180) days after the Issue Date.  The Company shall use its commercially reasonable efforts to keep the Initial Shelf Registration Statement (and any Subsequent Shelf Registration Statement) continuously effective under the Securities Act from the date the Shelf Registration Statement is declared effective until the earlier of (i) the thirty-fifth (35th) Trading Day immediately following the maturity date of the Notes and (ii) the date upon which there are no Notes or Registrable Securities outstanding.  At the time the Initial Shelf Registration Statement becomes effective under the Securities Act, each Holder that became a Notice Holder on or before the 15th day before the date of such effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law.

(b)           If, for any reason, at any time during the Effectiveness Period any Shelf Registration Statement ceases to be effective under the Securities Act, or ceases to be usable for the purposes contemplated hereunder, the Company shall use its commercially reasonable efforts to promptly cause such Shelf Registration Statement to become effective or usable under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and in any event shall, within thirty (30) days of such cessation of effectiveness or usability, (i) amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or (ii) file an additional Registration Statement (a “Subsequent Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 registering the resale from time to time by Holders thereof of all securities that are Registrable Securities as of the time of such filing (or, if registration of Registrable Securities not held by Notice Holders is not permitted by the rules and regulations of the SEC, then registering the resale from time to time by Notice Holders of their securities that are Registrable Securities as of the time of such filing).  If a Subsequent Shelf Registration Statement is filed and such Subsequent Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause such Subsequent Shelf Registration Statement to become effective under the Securities Act as promptly as practicable after such filing, but in no event later than the Subsequent Shelf Registration Statement Effectiveness Deadline Date.  The Company shall use its commercially reasonable efforts to keep such Subsequent Shelf Registration Statement (or another Subsequent Shelf Registration Statement) continuously effective under the Securities Act from the date the Subsequent Shelf Registration Statement is declared effective until the earlier of (i) the thirty-fifth (35th) Trading Day immediately following the maturity date of the Notes and (ii) the date upon which there are no Notes or Registrable Securities outstanding.  Each such Subsequent Shelf Registration Statement, if any, shall provide for the registration of such Registrable Securities for resale by such Holders in accordance with any reasonable method of distribution elected by the Holders.

(c)           The Company shall supplement and amend any Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or, if necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, as reasonably requested by the Representatives or the Trustee on behalf of the Holders of the Registrable Securities covered by such Shelf Registration Statement.

(d)

(i)            Each Holder of Registrable Securities agrees that, if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Section 3(k).  Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a completed and executed Notice and Questionnaire to the Company, together with any other information the Company may reasonably request, prior to any attempted or actual distribution of Registrable Securities under a Shelf Registration Statement.  If a Holder becomes a Notice Holder after the 15th day before the date the Initial Shelf Registration Statement becomes effective under the Securities Act, the Company shall use its commercially reasonable best efforts to, after the date such Holder became a Notice Holder, and in any event, subject to clause (B) below, within the later of (x) twenty (20) Business Days after such date or (y) twenty (20) Business Days after the expiration of any Suspension Period that either (I) is in effect when such Holder became a Notice Holder or (II) is put into effect within twenty (20) Business Days after the date such Holder became a Notice Holder;

(A)          file with the SEC a supplement to the related Prospectus (or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or a Subsequent Shelf Registration Statement), and all other document(s), in each case as is required so that such Notice Holder is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Notice Holder to deliver a Prospectus to purchasers of the Registrable Securities in accordance with the Securities Act; provided, however, that, if a post-effective amendment or a Subsequent Shelf Registration Statement is required by the rules and regulations of the SEC in order to permit resales by such Notice Holder, the Company shall not be required to file more than one (1) post-effective amendment or Subsequent Shelf Registration Statement for such purpose in any ninety (90) day period;

(B)           if, pursuant to Section 2(d)(i)(A), the Company shall have filed a post-effective amendment to the Shelf Registration Statement or filed a Subsequent Shelf Registration Statement, the Company shall use its commercially reasonable efforts to cause such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, to become effective under the Securities Act as promptly as practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date,” in the case of a post-effective amendment, and the “Subsequent Shelf Registration Statement Effectiveness Deadline Date,” in the case of a Subsequent Shelf Registration Statement) that is ninety (90) days after the date such post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, is required by this Section 2(d) to be filed with the SEC;

(C)           the Company shall provide such Notice Holder a reasonable number of copies of any documents filed pursuant to clause (A) above, if requested by such Notice Holder;

(D)          the Company shall notify such Notice Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or Subsequent Shelf Registration Statement filed pursuant to clause (A) above;

(E)           if such Holder became a Notice Holder during a Suspension Period, or a Suspension Period is put into effect within twenty (20) Business Days after the date such Holder became a Notice Holder, the Company shall so inform such Notice Holder and shall take the actions set forth in clauses (A), (B), (C) and (D) above within fifteen (15) Business Days after expiration of such Suspension Period in accordance with Section 3(k);

(F)           if (A) the Notes are called for redemption and the then prevailing market price of the Common Stock is above the Exchange Price or (B) the Notes are exchanged as provided for in Sections 13.01(i), 13.01(ii) or 13.01(iv)of the Indenture, then the Company shall take the actions set forth in clauses (A), (B), (C) and (D) above within five (5) Business Days of the Redemption Date or the end of the Applicable Observation Period, as applicable, or if such Notice and Questionnaire is delivered during a Suspension Period, upon expiration of the Suspension Period in accordance with Section 3(k); and

(G)           if, under applicable law, the Company has more than one option as to the type or manner of making any such filing, the Company shall make the required filing or filings in the manner or of a type that is reasonably expected to result in the earliest availability of a Prospectus for effecting resales of Registrable Securities under the Securities Act.

(ii)           Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Shelf Registration Statement or related Prospectus; provided, however, that any Holder that becomes a Notice Holder (regardless of when such Holder became a Notice Holder) shall be named as a selling securityholder in a Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section 2(d) or Section 2(a), as applicable.

(e)           The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if:

(i)            the Initial Shelf Registration Statement (which shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) has not been filed with the SEC on or prior to the Filing Deadline Date;

(ii)           the Company is not a Well Known Seasoned Issuer, the Initial Shelf Registration Statement has not been declared or become effective under the Securities Act on or prior to the Effectiveness Deadline Date;

(iii)          the Initial Shelf Registration Statement or any Subsequent Registration Statement is filed with the SEC and is declared or becomes effective under the Securities Act but shall thereafter cease to be effective (without being succeeded immediately by a new Registration Statement that is filed and immediately becomes effective under the Securities Act) or usable under the Securities Act for the offer and sale of Registrable Securities in the manner contemplated by this Agreement and (I) other than in connection with (A) a Suspension Period or (B) as a result of a requirement to file a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders provided for therein, the Company does not cure the lapse of effectiveness or usability within ten (10) Business Days or (II) the Suspension Period, when aggregated with other Suspension Periods, shall exceed the number of days permitted in Section 3(k); or

(iv)          any Registration Statement or amendment thereto, at the time it becomes effective under the Securities Act, or any Prospectus relating thereto, at the time it is filed with the SEC or, if later, at the time the Registration Statement to which such Prospectus relates becomes effective under the Securities Act, shall fail to name each Holder as a selling securityholder in such a manner as to permit such Holder to sell its Registrable Securities pursuant to such Registration Statement and Prospectus in accordance with the Securities Act, which Holder was required, pursuant to the terms of this Agreement, to be so named (it being understood that, without limitation, naming such Holder in a manner that permits such Holder to sell only a portion of such Holder’s Registrable Securities referenced in such Holder’s Notice and Questionnaire shall be deemed to be an “Event” (as defined below) for purposes of this clause (iv)).

Each of the events of a type described in any of the foregoing clauses (i) through (iv) are individually referred to herein as an “Event,” and

(W)         the Filing Deadline Date, in the case of clause (i) above,

(X)          the Effectiveness Deadline Date, in the case of clause (ii) above,

(Y)           the date on which the duration of the ineffectiveness or unusability of the Shelf Registration Statement exceeds the number of days permitted by clause (iii) above, in the case of clause (iii) above, and

(Z)           the date the applicable Registration Statement or amendment thereto shall become effective under the Securities Act, or the date the applicable Prospectus is filed with the SEC or, if later, the time the Registration Statement to which such Prospectus relates becomes effective under the Securities Act, as the case may be, in the case of clause (iv) above, are each herein referred to as an “Event Date.”  Events shall be deemed to continue until the following dates with respect to the respective types of Events:

(A)          the date the Initial Shelf Registration Statement is filed with the SEC, in the case of an Event of the type described in clause (i) above;

(B)           the date the Initial Shelf Registration Statement is declared or becomes effective under the Securities Act, in the case of an Event of the type described in clause (ii) above;

(C)           the date the Initial Shelf Registration Statement or the Subsequent Shelf Registration Statement, as the case may be, becomes effective and usable again, or the date another Subsequent Shelf Registration Statement is filed with the SEC pursuant to Section 2(b) and becomes effective, in the case of an Event of the type described in clause (iii) above; or

(D)          the date a supplement to the Prospectus is filed with the SEC, or the date a post-effective amendment to the Registration Statement becomes effective under the Securities Act, or the date a Subsequent Shelf Registration Statement becomes effective under the Securities Act, which supplement, post-effective amendment or Subsequent Shelf Registration Statement, as the case may be, names as selling securityholders, in such a manner as to permit them to sell their Registrable Securities pursuant to the Registration Statement and Prospectus supplement in accordance with the Securities Act, all Holders required as herein provided to be so named, in the case of an Event of the type described in clause (iv) above.

Accordingly, commencing on (and including) any Event Date and ending on (but excluding) the earlier of (i) the next date on which there are no Events that have occurred and are continuing and (ii) the date the Registration Statement is no longer required to be kept in effect (an “Additional Interest Accrual Period”), the Issuer agrees to pay, as additional interest (“additional interest”) and not as a penalty, an amount (the “Additional Interest Amount”) at the rate described below, payable periodically on each Additional Interest Payment Date to Record Holders, to the extent of, for each such Additional Interest Payment Date, the unpaid Additional Interest Amount that has accrued to (but excluding) such Additional Interest Payment Date (or, if the Additional Interest Accrual Period shall have ended prior to such Additional Interest Payment Date, to, but excluding, the day immediately after, the last day of such Additional Interest Accrual Period); provided, however, that any unpaid Additional Interest Amount that has accrued with respect to any Note, or portion thereof, called for Redemption on a Redemption Date, or purchased by the Issuer pursuant to a Repurchase Upon Designated Event on a Designated Event Repurchase Date, as the case may be, that is after the close of business on the Record Date relating to such Additional Interest Payment Date and before such Additional Interest Payment Date, shall, in each case, be instead paid, on such Redemption Date or Designated Event Repurchase Date, as the case may be, to the Holder of such Notes on such Record Date.

The Additional Interest Amount shall accrue at a rate per annum equal to one quarter of one percent (0.25%) for the ninety (90) day period beginning on, and including, the Event Date and thereafter at a rate per annum equal to one half of one percent (0.50%) of the aggregate principal amount of the Notes of which such Record Holders were holders of record at the close of business on the applicable Record Date; provided, however, that:

(I)            unless there shall be a default in the payment of any Additional Interest Amount, no Additional Interest Amounts shall accrue as to any Note from and after the earlier of (x) the date such security is no longer a Registrable Security, (y) the date, and to the extent, such Note is exchanged for cash and, if applicable, shares of Common Stock in accordance with the Indenture and (z) the expiration of the Effectiveness Period;

(II)           only those Holders (or their subsequent transferees) failing to be named as selling securityholders in the manner prescribed in Section 2(e)(iv) above shall be entitled to receive any Additional Interest Amounts that have accrued solely with respect to an Event of the type described in Section 2(e)(iv) above (it being understood that this clause (II) shall not impair any right of any Holder to receive Additional Interest Amounts that have accrued with respect to an Event other than an Event of the type described in Section 2(e)(iv) above); and

(III)         if a Note ceases to be outstanding during an Additional Interest Accrual Period for which an Additional Interest Amount would be payable with respect to such Note, then the Additional Interest Amount payable hereunder with respect to such Note shall be prorated on the basis of the number of full days such Note is outstanding during such Additional Interest Accrual Period.

Except as provided in the final paragraph of this Section 2(e), (i) the rate of accrual of the Additional Interest Amount with respect to any period shall not exceed 0.5% per annum notwithstanding the occurrence of multiple concurrent Events and (ii) following the cure of all Events requiring the payment by the Issuer of Additional Interest Amounts to the Holders pursuant to this Section and following the date the Registration Statement is no longer required to be kept in effect, the accrual of Additional Interest Amounts shall cease (without in any way limiting the effect of any subsequent Event requiring the payment of Additional Interest Amounts by the Company).  All Additional Interest Amounts shall be payable in the same manner as interest under the Indenture.

All of the Company’s obligations set forth in this Section 2(e) that are outstanding with respect to any Registrable Security at the time such Registrable Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of this Agreement pursuant to Section 9(n)).

The parties hereto agree that the additional interest provided for in this Section 2(e) constitutes a reasonable estimate of the damages that may be incurred by Holders by reason of an Event, including, without limitation, the failure of a Shelf Registration Statement to be filed, become effective under the Securities Act, amended or replaced to include the names of all Notice Holders or available for effecting resales of Registrable Securities in accordance with the provisions hereof.

If any Additional Interest Amounts are not paid when due, then, to the extent permitted by law, such overdue Additional Interest Amounts, if any, shall bear interest, compounded semi-annually, until paid at the rate of interest payable with respect to overdue amounts on the Notes pursuant to the Indenture.

Notwithstanding any provision in this Agreement, in no event shall an Additional Interest Amount accrue to holders of Common Stock issued upon exchange of Notes.  In lieu thereof, if during an Additional Interest Accrual Period a Holder shall exchange their Notes for Common Stock, the Company shall increase the Applicable Exchange Rate by 3% for each $1,000 principal amount of Notes exchanged.

(f)            The Trustee shall be entitled, on behalf of Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of any Additional Interest Amount.

3.             Registration Procedures.  In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

(a)           Prepare and file with the SEC a Shelf Registration Statement or Shelf Registration Statements in the manner provided in this Agreement and use its commercially reasonable efforts to cause each such Shelf Registration Statement to become effective under the Securities Act and remain effective under the Securities Act as provided herein; provided, that, before filing any Shelf Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, the Company shall furnish to the Representatives and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) copies of all such documents proposed to be filed with the SEC and shall use reasonable efforts to reflect in such documents, when filed with the SEC, such comments as the Representatives or such counsel reasonably shall propose within three (3) Business Days of the delivery of such copies to the Representatives and such counsel.  Each Registration Statement that is or is required by this Agreement to be filed with the SEC shall be filed on Form S-3 if the Company is then eligible to use Form S-3 for the purposes contemplated by this Agreement, or, if the Company is not then so eligible to use Form S-3, shall be on Form S-11 or another appropriate form that is then available to the Company for the purposes contemplated by this Agreement.  Each such Registration Statement that is filed on Form S-3 shall constitute an Automatic Shelf Registration Statement if the Company is then eligible to file an Automatic Shelf Registration Statement on Form S-3 for the purposes contemplated by this Agreement.  If, at the time any Registration Statement is filed with the SEC, the Company is eligible, pursuant to Rule 430B(b), to omit, from the prospectus that is filed as part of such Registration Statement, the identities of selling securityholders and amounts of securities to be registered on their behalf, then the Company shall prepare and file such Registration Statement in a manner as to permit such omission and to allow for the subsequent filing of such information in a prospectus pursuant to Rule 424(b) in the manner contemplated by Rule 430B(d).

(b)           Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement or Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement and, as so supplemented, to be filed with the SEC pursuant to Rule 424; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by each Shelf Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in the applicable Notice and Questionnaires, the information from which is included in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

(c)           If the third anniversary of the initial effective date of any Registration Statement (within the meaning of Rule 415(a)(5) under the Securities Act) shall occur at any time during the Effectiveness Period, to the extent required pursuant to Rule 415(a)(5) under the Securities Act in order to permit the Registrable Securities to continue to be offered, file with the SEC, prior to such third anniversary, a new Registration Statement covering the Registrable Securities, in the manner contemplated by, and in compliance with, Rule 415(a)(6), and use its commercially reasonable efforts to cause such new Registration Statement to become effective under the Act as soon as practicable, but in any event within 180 days after such third anniversary.  Each such new Registration Statement, if any, shall be deemed, for purposes of this Agreement, to be a Subsequent Shelf Registration Statement.

(d)           If, at any time during the Effectiveness Period, any Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which such Registration Statement was filed with the SEC (or if such Registration Statement constituted an Automatic Shelf Registration Statement at the time it was filed with the SEC and shall thereafter cease to constitute an Automatic Shelf Registration Statement, or if the Company shall have received, from the SEC, a notice, pursuant to Rule 401(g)(2) under the Securities Act, of objection to the use of the form on which such Registration Statement was filed with the SEC), (i) promptly give notice to the Notice Holders and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) and to the Representatives and (ii) promptly file with the SEC a new Registration Statement under the Securities Act, or a post-effective amendment to such Registration Statement, to effect compliance with the Securities Act.  The Company shall use its commercially reasonable efforts to cause such new Registration Statement or post-effective amendment to become effective under the Securities Act as soon as practicable, but subject to compliance with Section 3(a) hereof, and shall promptly give notice of such effectiveness to the Notice Holders and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) and to the Representatives.  Each such new Registration Statement, if any, shall be deemed, for purposes of this Agreement, to be a Subsequent Shelf Registration Statement.

(e)           As promptly as practicable during the Effectiveness Period, give notice to the Notice Holders, the Representatives and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders):

(i)            when any Prospectus, Prospectus supplement, Shelf Registration Statement or post-effective amendment to a Shelf Registration Statement has been filed with the SEC and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act.

(ii)           of any request, following the effectiveness of a Shelf Registration Statement under the Securities Act, by the SEC or any other governmental authority for amendments or supplements to such Shelf Registration Statement or the related Prospectus or for additional information,

(iii)          of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose,

(iv)          of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose,

(v)           after the effective date of any Shelf Registration Statement filed with the SEC pursuant to this Agreement, of the occurrence of (but not the nature of or details concerning) a Material Event, and

(vi)          of the determination by the Company that a post-effective amendment to a Shelf Registration Statement or a Subsequent Shelf Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 3(k)), state that it constitutes a Suspension Notice, in which event the provisions of Section 3(k) shall apply.

(f)            Use its commercially reasonable efforts to (i) prevent the issuance of, and, if issued, to obtain the withdrawal of, any order suspending the effectiveness of a Shelf Registration Statement and (ii) obtain the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest practicable moment, and provide prompt notice to each Notice Holder and the Representatives, and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders), of the withdrawal or lifting of any such order or suspension.

(g)           If requested in writing by the Representatives or any Notice Holder, as promptly as practicable incorporate in a Prospectus supplement or a post-effective amendment to a Shelf Registration Statement such information as counsel for the Holders and for the Initial Purchasers (or, if applicable, a single separate counsel for the Holders) shall determine to be required to be included therein by applicable law and make any required filings of such Prospectus supplement or such post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 3(g) that, in the written opinion of counsel for the Company, are not required to be included therein by applicable law.

(h)           As promptly as practicable, furnish to each Notice Holder (but only upon such Notice Holder’s request), counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) and the Representatives, without charge, at least one (1) conformed copy of each Shelf Registration Statement and each amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder, such counsel or the Representatives).

(i)            During the Effectiveness Period, deliver to each Notice Holder, counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) and the Representatives, in connection with any sale of Registrable Securities pursuant to a Shelf Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder or the Representatives may reasonably request; and the Company hereby consents (except during such periods that a Suspension Notice is outstanding and has not been revoked) to the use of such Prospectus and each amendment or supplement thereto by each Notice Holder, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(j)            Prior to any public offering of the Registrable Securities pursuant to a Shelf Registration Statement, use its commercially reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified; (ii)

take any action that would subject it to general service of process in suits, other than those arising out of the offering or sale of Registrable Securities or arising in connection with this Agreement, in any jurisdiction where it is not now so subject; or (iii) take any action that would subject it to taxation in any jurisdiction where it is not then so subject.

(k)           Upon the occurrence or existence of any pending corporate development, public filings with the SEC or any other material event (a “Material Event”) that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Shelf Registration Statement and the related Prospectus:

(i)            subject to the next sentence, as promptly as practicable, prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Shelf Registration Statement or a supplement to such Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Shelf Registration Statement and Prospectus so that such Shelf Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Shelf Registration Statement, subject to the next sentence, use its commercially reasonable efforts to cause it to become effective under the Securities Act as promptly as practicable, and

(ii)           give notice (without notice of the nature or details of such events) to the Notice Holders and counsel for the Holders and for the Representatives (or, if applicable, a single separate counsel for the Holders) and to the Representatives that the availability of the Shelf Registration Statement is suspended (a “Suspension Notice”) (and, upon receipt of any Suspension Notice, each Notice Holder agrees (x) not to sell any Registrable Securities pursuant to such Shelf Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above or until such Notice Holder is advised in writing by the Company that the Prospectus may be used and (y) to hold such Suspension Notice in confidence).

The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate.  Except in the case of a suspension of the availability of the Shelf Registration Statement and the related Prospectus solely as the result of the filing of a post-effective amendment or supplement to the Prospectus to add additional selling securityholders therein, the period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended (the “Suspension Period”) without the Company incurring any obligation to pay additional interest pursuant to

Section 2(e) shall not exceed forty-five (45) days in the aggregate in any ninety (90) day period or ninety (90) days in the aggregate in any three hundred and sixty (360) day period, provided, that, if the event triggering the Suspension Period relates to a proposed or pending material business transaction, the disclosure of which the board of directors of the Company determines in good faith would be reasonably likely to impede the ability to consummate the transaction or would otherwise be seriously detrimental to the Company and its subsidiaries taken a whole, the Company may extend the Suspension Period from forty-five (45) days to sixty (60) days in any ninety (90) day period or from ninety (90) days to one hundred and twenty (120) days in any three hundred and sixty (360) day period.  The Effectiveness Period shall be extended by the number of days from and including the date of the giving of the Suspension Notice to and including the date on which the Notice Holder received copies of the supplemented or amended Prospectus provided in clause (i) above, or the date on which it is advised in writing by the Company that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

(l)            Make reasonably available for inspection during normal business hours by representatives for the Notice Holders and any underwriters participating in any disposition pursuant to any Shelf Registration Statement and any broker-dealers, attorneys and accountants retained by such Notice Holders or any such underwriters, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make available for inspection during normal business hours all relevant information reasonably requested by such representatives for the Notice Holders, or any such underwriters, broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar “due diligence” examinations; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that such person will not engage in any transaction involving securities of the Company in violation of applicable law (including, without limitation, federal securities laws prohibiting trading on the basis of material non-public information) and that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory authorities, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the filing of any Shelf Registration Statement or the use of any Prospectus referred to in this Agreement) or necessary to defend or prosecute a claim brought against or by any such persons (e.g., to establish a “due diligence” defense), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement or is not otherwise under a duty of trust to the Company; provided further, that the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of all the Notice Holders and the other parties entitled thereto by the counsel, referred to in Section 5, for the Holders in connection with Shelf Registration Statements.

(m)          Comply in all material respects with all applicable rules and regulations of the SEC; and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), which statements shall cover a period of twelve (12) months commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of each Shelf Registration Statement (within the meaning of Rule 158(c) under the Securities Act), and which statements shall be so made generally available to the Company’s securityholders as follows: (i) with respect to an earnings statement which will be contained in one report on Form 10-K (or any other form as may then be available for such purpose), such earnings statement shall be made so generally available no later than the due date by which the Company is required, pursuant to the Exchange Act (subject to any applicable extensions under Rule 12b-25 thereunder), to file such report with the SEC; and (ii) with respect to an earnings statement which will be contained in any combination of reports on Form 10-K or Form 10-Q (or any other form(s) as may then be available for such purpose), such earnings statement shall be made so generally available no later than the due date by which the Company is required, pursuant to the Exchange Act (subject to any applicable extensions under Rule 12b-25 thereunder), to file the last of such reports which together constitute such earnings statement.

(n)           Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Indenture and registered in such names as such Notice Holder may request in writing at least three (3) Business Days prior to any sale of such Registrable Securities.

(o)           Provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of the Initial Shelf Registration Statement and provide the Trustee and the transfer agent for the Common Stock with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(p)           Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

(q)           Upon the filing of the Initial Shelf Registration Statement, and upon the effectiveness under the Securities Act of the Initial Shelf Registration Statement, announce the same, in each case by release through a reputable national newswire service.

(r)            Take all actions and enter into such customary agreements (including, if requested, an underwriting agreement in customary form) as are necessary, or reasonably requested by the Holders of a majority of the Registrable Securities being sold, in order to expedite or facilitate disposition of such Registrable Securities; and in such connection, if an underwriting agreement or similar agreement is entered into and whether or not the registration is an underwritten registration:

(i)            the Company shall make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as would be customarily made by the Company to underwriters in similar offerings of securities;

(ii)           the Company shall obtain opinions of counsel of the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, and to the counsel to the Holders of the Registrable Securities being sold) addressed to each selling Holder and the underwriters, if any, covering the matters that would be customarily covered in opinions requested in sales of securities or underwritten offerings;

(iii)          the Company shall obtain “comfort letters” and updates thereof from the Company’s independent certified public accountants (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements are, or are required to be, included in any Shelf Registration Statement) addressed to the underwriters, if any, and the selling Holders of Registrable Securities (to the extent consistent with Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accounts), such letters to be in customary form and covering matters of the type that would customarily be covered in “comfort letters” to underwriters in connection with similar underwritten offerings;

(iv)          the Company shall, if an underwriting agreement is entered into, cause any such underwriting agreement to contain customary indemnification provisions and procedures; and

(v)           the Company shall deliver such documents and certificates as may be reasonably requested and as are customarily delivered in similar offerings to the holders of a majority of the Registrable Securities being sold and to the Managing Underwriters, if any;

the above to be done in connection with any underwriting or similar agreement as and to the extent required thereunder.

(s)           Cause the Covered Security to be listed on the New York Stock Exchange.

(t)            In the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “participate in a public offering” (within the meaning of the Conduct Rules (the “NASD Rules”) of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company will assist such broker-dealer in complying with the requirements of such NASD Rules, including, without limitation, by: (i) if such NASD Rules, including NASD Rule 2720, shall so require, engaging a “qualified independent underwriter” (as defined in NASD Rule 2720) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereof and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield or price, as the case may be, of such Registrable Securities; (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof; and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

4.             Holder’s Obligations.  Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the Holder Information of such Holder furnished in writing by or on behalf of such Holder to the Company does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in such Holder Information, in the light of the circumstances under which they were made, not misleading.

5.             Registration Expenses.  The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Section 2 and Section 3 of this Agreement whether or not any of the Shelf Registration Statements are filed or declared effective under the Securities Act. Such fees and expenses (“Registration Expenses”) shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal securities laws and state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Shelf Registration Statement may designate), (ii) all printing expenses (including, without limitation, expenses of printing certificates for

Registrable Securities in a form eligible for deposit with The Depository Trust Company and printing Prospectuses), (iii) all duplication and mailing expenses relating to copies of any Shelf Registration Statement or Prospectus delivered to any Holders hereunder, (iv) all fees and disbursements of counsel for the Company, (v) all fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock and (vi) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange or quotation system on which similar securities of the Company are then listed and the fees and expenses of any person, including, without limitation, special experts, retained by the Company.  If the Company shall, pursuant to Rule 456(b), defer payment of any registration fees due under the Securities Act with respect to any Registration Statement, the Company agrees that it shall pay the fees applicable to such Registration Statement within the time required by Rule 456(b)(1)(i) (without reliance on the proviso to Rule 456(b)(1)(i)) and in compliance with Rule 456(b) and Rule 457(r).  In addition and notwithstanding the foregoing, the Company shall pay the reasonable fees and disbursements of only one counsel for the Holders in connection with the Shelf Registration Statement.

6.             Indemnification, Contribution.

(a)           The Company and the Issuer agree to indemnify, defend and hold harmless each Initial Purchaser, each Holder, each person (a “Controlling Person”), if any, who controls any Initial Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser, the Holders or any Controlling Person (each, an “Indemnified Party”), from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement or Prospectus, including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in any Shelf Registration Statement or in any amendment or supplement thereto or necessary to make the statements therein not misleading, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements made in any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, in the light of the circumstances under which such statements were made, not misleading, and the Company and the Issuer shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, expense, liability, claim or action in respect thereof; provided, however, that the Company and the Issuer shall not be required to provide any indemnification pursuant to this Section 6(a) in any such case insofar as any such loss, damage, expense, liability, claim or action arises out of or is based upon (i) any untrue statement or omission or alleged untrue statement or omission of a material fact contained in, or omitted from, and in conformity with information furnished in writing by or on behalf of an Initial Purchaser or a Holder to the Company expressly for use in, any Shelf Registration Statement or any Prospectus or (ii) a disposition, pursuant to a Shelf Registration Statement, of Registrable Securities by an Indemnified Party during a Suspension Period, provided such Indemnified Party received, prior to such disposition, a Suspension Notice with respect to such Suspension Period; provided further, however, that this indemnity agreement will be in addition to any liability which the Company and the Issuer may otherwise have to such Indemnified Party.

(b)           Each Holder, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and the Issuer, each of its directors, officers, employees, representatives, agents and any person who controls the Company and the Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a “Company Indemnified Party”) from and against any loss, damage, expense, liability, claim or any actions in respect thereof (including the reasonable cost of investigation) which such Company Indemnified Party may incur or become subject to under the Securities Act, the Exchange Act or otherwise, insofar as such loss, damage, expense, liability, claim or action arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information (the “Holder Information”) furnished in writing by or on behalf of such Holder to the Company expressly for use in, any Shelf Registration Statement or Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such Holder Information, which material fact was not contained in such Holder Information, and which material fact was either required to be stated in any Shelf Registration Statement or Prospectus or necessary to make such Holder Information not misleading, (B) a sale, by such Holder pursuant to a Shelf Registration Statement in or with respect to which such Holder is named as a selling securityholder, of Registrable Securities during a Suspension Period, provided that the Company shall have theretofore provided such Holder a Suspension Notice in accordance with Section 3(k), or (C) a public sale of Registrable Securities by such Holder without delivery, if required by the Securities Act, of the most recent applicable Prospectus provided to such Holder by the Company pursuant to Section 3(i) or Section 2(d)(i)(C), provided the Company shall have theretofore provided such Holder with copies of such Prospectus in a timely manner so as to permit such delivery; and, subject to the limitation set forth in the immediately preceding clause, each Holder shall reimburse, as incurred, the Company and the Issuer for any legal or other expenses reasonably incurred by the Company and the Issuer or any such controlling person in connection with investigating or defending any loss, damage, expense, liability, claim or action in respect thereof.  This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Company and the Issuer or any of its controlling persons.  In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale, pursuant to the Shelf Registration Statement, of the Registrable Securities giving rise to such indemnification obligation.

(c)           If any action, suit or proceeding (each, a “Proceeding”) is brought against any person in respect of which indemnity may be sought pursuant to either Section 6(a) or Section 6(b), such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing of the institution of such Proceeding and the Indemnifying Party shall assume the defense of such Proceeding; provided, however, that the omission to so notify such Indemnifying Party shall not relieve such Indemnifying Party from any liability which it may have to such Indemnified Party or otherwise.  The Indemnifying Party shall be entitled to appoint counsel (including local counsel) of the Indemnifying Party’s choice at the Indemnifying Party’s expense to represent the Indemnified Party in any action for which indemnification is sought (in which case the Indemnifying Party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the Indemnifying Party, retained by the Indemnified Party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the Indemnified Party. Notwithstanding the Indemnifying Party’s election to appoint counsel (including local counsel) to represent the Indemnified Party in an action, the Indemnified Party shall have the right to employ separate counsel (including local counsel), and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel (it being understood, however, that such Indemnifying Party shall not be liable for the expenses of more than one separate counsel in any one Proceeding or series of related Proceedings together with reasonably necessary local counsel representing the Indemnified Parties who are parties to such action) if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to the Indemnifying Party; (iii) the Indemnifying Party shall not have employed counsel satisfactory to the Indemnified Party to represent the Indemnified Party within thirty (60) days after notice of the institution of such action; or (iv) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the expense of the Indemnifying Party. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened action in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on any claims that are the subject matter of such action, (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an Indemnified Party, and (iii) does not include any undertaking or obligation to act or to refrain from acting by the Indemnified Party.

(d)           If the indemnification provided for in this Section 6 is unavailable to an Indemnified Party under Section 6(a) or Section 6(b), or insufficient to hold such Indemnified Party harmless, in respect of any losses, damages, expenses, liabilities, claims or actions referred to therein, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, damages, expenses, liabilities, claims or actions (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Issuer, on the one hand, and by the Holders or the Initial Purchasers, on the other hand, from the offering of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Issuer, on the one hand, and of the Holders or the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities, claims or actions, as well as any other relevant equitable considerations.  The relative fault of the Company and the Issuer, on the one hand, and of the Holders or the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and the Issuer or by the Holders or the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities, claims and actions referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any Proceeding.

(e)           The Company, the Issuer, the Holders and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 6(d) above.  Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities giving rise to such contribution obligation and sold by such Holder were offered to the public exceeds the amount of any damages which it has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Holders’ respective obligations to contribute pursuant to this Section 6 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement, and not joint.  The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)            The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or the Initial Purchasers or any person controlling any Holder or Initial Purchaser, or the Company, or the Issuer, or the Company’s or the Issuer’s officers or directors or any person controlling the Company or the Issuer and (iii) the sale of any Registrable Security by any Holder.

7.             Information Requirements.

(a)           The Company covenants that, if at any time before the end of the Effectiveness Period it is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further action as any Holder of Registrable Securities may reasonably request in writing (including, without limitation, making such representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, Rule 144A and Regulation S under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether the Company has complied with the reporting requirements of the Exchange Act, unless such a statement has been included in the Company’s most recent report filed with the SEC pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

(b)           The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.  The Company shall use its commercially reasonable efforts to remain eligible, pursuant to Rule 430B(b), to omit, from the prospectus that is filed as part of a Registration Statement, the identities of selling securityholders and amounts of securities to be registered on their behalf.

8.             Underwritten Registrations.

(a)           If any of the Registrable Securities covered by the Shelf Registration Statement are to be offered and sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering (“Managing Underwriters”) shall be selected by the holders of a majority of such Registrable Securities to be included in such offering.

(b)           No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

(c)           Notwithstanding anything herein to the contrary, in no event shall Registrable Securities be offered and sold pursuant hereto through a Shelf Registration Statement pursuant to an underwritten offering without the prior written agreement of the Company.

9.             Miscellaneous.

(a)           Remedies.  The Company and the Issuer acknowledge and agree that any failure by the Company or the Issuer to comply with their obligations under this Agreement may result in material irreparable injury to the Initial Purchasers and the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Initial Purchaser or Holder may obtain such relief as may be required to specifically enforce the Company’s and the Issuer’s obligations under this Agreement.  The Company and the Issuer further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.  Notwithstanding the foregoing two sentences, this Section 9(a) shall not apply to the subject matter referred to in and contemplated by Section 2(e).

(b)           No Conflicting Agreements.  The Company and the Issuer are not, as of the date hereof, a party to, nor shall they, on or after the date of this Agreement, enter into, any agreement with respect to the Company’s securities that conflicts with the rights granted to the Holders in this Agreement.  The Company and the Issuer represent and warrant that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s or the Issuer’s securities under any other agreements.  The Company and the Issuer will not take any action with respect to the Registrable Securities which would adversely affect the ability of any of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.  The Company represents and covenants that it has not granted, and shall not grant, to any of its securityholders (other than the Holders in such capacity) the right to include any of the Company’s securities in any Shelf Registration Statement filed pursuant to this Agreement.

(c)           Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of outstanding Registrable Securities; provided, however, that, no consent is necessary from any of the Holders in the event that this Agreement is amended, modified or supplemented for the purpose of curing any ambiguity, defect or inconsistency that does not adversely affect the rights of any Holders.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Shelf Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Shelf Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.  Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(d)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (A) when made, if made by hand delivery, (B) upon confirmation, if made by telecopier, (C) one (1) Business Day after being deposited with such courier, if made by overnight courier or (D) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i)            if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

(ii)           if to the Company or the Issuer, to:

                600 East 96th Street, Suite 100

                Indianapolis, Indiana 46240

                Attention: Matthew Cohoat

                Telecopy No.: (317) 808-6065

(iii)          if to the Initial Purchasers, to:

                c/o Morgan Stanley & Co. Incorporated

                1585 Broadway, 38th Floor

                New York, New York 10036

                Attention: Eric Benedict

or to such other address as such person may have furnished to the other persons identified in this Section 9(d) in writing in accordance herewith.

(e)           Majority of Registrable Securities.  For purposes of determining what constitutes holders of a majority of Registrable Securities, as referred to in this Agreement, a majority shall constitute a majority in aggregate principal amount of Registrable Securities, treating each relevant holder of shares of Common Stock, Redemption or Repurchase Upon Designated Event of the Notes as a holder of the aggregate principal amount of Notes in respect of which such Common Stock was issued.

(f)            Approval of Holders.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its “affiliates” (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchasers or subsequent Holders of Registrable Securities, if the Initial Purchasers or such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(g)           Third Party Beneficiaries.  The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Issuer, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder. The Trustee shall be entitled to the rights granted to it pursuant to this Agreement.

(h)           Successors and Assigns.  Any person who purchases any Notes or Covered Security from any Initial Purchaser or from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Initial Purchaser or such Holder, as the case may be.  This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of each of the parties hereto and shall inure to the benefit of and be binding upon each Holder of any Notes or Covered Security.

(i)            Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

(j)            Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(k)           Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

(l)            Severability.  If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(m)          Entire Agreement.  This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities.  This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.  No party hereto shall have any rights, duties or obligations other than those specifically set forth in this Agreement.

(n)           Termination.  This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, Section 5 or Section 6 hereof and the obligations to make payments of and provide for additional interest under Section 2(e) hereof to the extent such additional interest accrues prior to the end of the Effectiveness Period and to the extent any overdue additional interest accrues in accordance with the last paragraph of such Section 2(e), each of which shall remain in effect in accordance with its terms.

(o)           Submission to Jurisdiction.  Except as set forth below, no claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”) may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Issuer hereby consents to the jurisdiction of such courts and personal service with respect thereto.  The Company and the Issuer hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Initial Purchaser.  THE COMPANY AND THE ISSUER HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  The Company and the Issuer agrees that a final judgment in any such Proceeding brought in any such court shall be conclusive and binding upon the Company or the Issuer and may be enforced in any other courts in the jurisdiction of which the Company or the Issuer is or may be subject, by suit upon such judgment.

The Remainder of This Page Intentionally Left Blank; Signature Page Follows

In Witness Whereof, the parties have executed this Agreement as of the date first written above.

Very truly yours,

DUKE REALTY CORPORATION

By:	/s/ Howard L. Feinsand
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General Counsel and Secretary

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation
Its: Sole Member

By:	/s/ Howard L. Feinsand
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General
Counsel and Secretary

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Initial Purchasers:

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Todd L. Singer
	Name:	Todd L. Singer
	Title:	Executive Director

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ David Kieske
	Name:	David Kieske
	Title:	Vice President

UBS SECURITIES LLC

By:	/s/ Simon Ollerenshaw
	Name:	Simon Ollernenshaw
	Title:	Executive Director

By:	/s/ James Park
	Name:	James Park
	Title:	Director